UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 27, 2007

ISCO INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-22302	36-3688459
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Cambridge Drive, Elk Grove Village, ILLINOIS	60007
(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events

On December 27, 2007, ISCO International, Inc. (“ISCO”) held a special meeting (the “Meeting”) of stockholders.  At the Meeting, the following proposals were approved by the margins indicated:

		Number of Shares
	Voted For	Against	Abstain
1.To approve the merger of ISCO International, Inc. with Clarity Communication Systems Inc. and the issuance of shares of our common stock to Jim Fuentes and the issuance of shares of our common stock from our 2003 Equity Incentive Plan, as amended to Clarity Rightsholders to satisfy certain employee rights and interests, as described in the Proxy Statement.	104,721,502	3,744,614	144,846

2.To increase the number of authorized shares of common stock permitted by our certificate of incorporation, as described in the Proxy Statement.	103,973,340	4,427,880	209,742

3.To approve the increase in the amount of shares of common stock available under the Plan, as described in the Proxy Statement.	103,662,071	4,635,495	313,396

4.To approve the issuance of shares of common stock upon the conversion of notes issued in accordance with our debt restructuring in June 2007, as described in the Proxy Statement.	104,364,793	3,920,582	325,587
ISCO anticipates that the proposed merger with Clarity Communication Systems Inc. will close in early January.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve a number of risks and uncertainties.  Because ISCO wants to provide investors with meaningful and useful information, this news release contains, and incorporates by reference, certain "forward-looking statements" that reflect the ISCO's current expectations regarding the future results of operations, performance and achievements of the ISCO. ISCO has tried, wherever possible, to identify these forward-looking statements by using words such as "anticipates," "believes," "estimates," “looks,” "expects," "plans," "intends" and similar expressions.  These statements reflect ISCO’s current beliefs and are based on information currently available to it. Accordingly, these statements are subject to certain risks, uncertainties and contingencies, which could cause ISCO's actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. These factors include, among others, the following: market acceptance of ISCO’s technology; the spending patterns of wireless network operators in connection with the build out of 2.5G and 3G wireless systems; ISCO’s ability to complete the proposed Merger and successfully integrate the combined entity as well as ISCO’s ability to retain key customers, suppliers and employees of Clarity after the Merger; ISCO’s ability to obtain financing in the future if necessary; ISCO's history of net losses and the lack of assurance that ISCO's earnings will be sufficient to cover fixed charges in the future; uncertainty about ISCO’s ability to compete effectively against better capitalized competitors and to withstand downturns in its business or the economy generally; continued downward pressure on the prices charged for ISCO’s products due to the competition of rival manufacturers of front-end systems for the wireless telecommunications market; the timing and receipt of customer orders; ISCO's ability to attract and retain key personnel; ISCO’s ability to protect its intellectual property; the risks of foreign operations; and the risks of legal proceedings.. A more complete description of these risks, uncertainties and assumptions is included in ISCO's filings with the Securities and Exchange Commission, including those described under the heading "Risk Factors" ISCO’s Annual Report on Form 10-K filed by ISCO with the Securities and Exchange Commission.  You should not place undue reliance on any forward-looking statements.  ISCO undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.

Date: December 28, 2007	By:	/s/ F RANK C ESARIO
Frank Cesario
Chief Financial Officer